UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 6, 2009
PEABODY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

701 Market Street, St. Louis, Missouri	63101-1826
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (314) 342-3400
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     This Current Report on Form 8-K includes revisions to Items 6, 7, 7A and 15 of Peabody Energy Corporation’s (we, our, us or the Company) Annual Report on Form 10-K for the year ended December 31, 2008, that we originally filed with the Securities and Exchange Commission (SEC) on February 27, 2009 (Original Filing), to reflect the impact on our prior periods for accounting standards adopted as prescribed in 2009. We will then incorporate the revised financial statements by reference into an automatic shelf registration statement on Form S-3 we are planning to file with the SEC. The financial statement revisions relate to: (i) how our noncontrolling interests, formerly minority interests, are reflected in our financial statements, (ii) the allocation of our convertible debt between debt and equity components and the related impact on interest expense, and (iii) the presentation of our earnings-per-share calculations including the impacts of participating securities which, for us, relate to restricted stock grants.
     The revisions reflect our adoption of Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment to ARB 51” (SFAS No. 160), Financial Accounting Standards Board (FASB) Staff Position (FSP) APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)” (FSP APB 14-1) and FSP Emerging Issues Task Force (EITF) 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities” (FSP EITF 03-6-1). As required, we adopted these standards effective January 1, 2009, and retrospectively applied the impact to our financial statements as further described in Notes 1, 3, 7, 11, 12, 21, 22, and 23 to the Notes to Consolidated Financial Statements included herein. In addition, in connection with the filing of this Current Report and pursuant to the rules of the SEC, we are including with this Form 8-K an exhibit consisting of the consent from our independent registered public accounting firm.
     This Form 8-K does not attempt to modify or update any other disclosures set forth in the Original Filing, except as required to reflect the adoption of these accounting standards in this Form 8-K and therefore, this report does not update or discuss any other developments affecting us subsequent to the date of the Original Filing.
     On May 8, 2009, we filed a Quarterly Report on Form 10-Q for the period ended March 31, 2009, which reflected the adoption of these accounting standards as further described in Note 2 to the Notes to Unaudited Condensed Consolidated Financial Statements included in that filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Revised Items 6, 7, 7A and 15 of Peabody Energy Corporation’s December 31, 2008 Form 10-K, originally filed on February 27, 2009

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEABODY ENERGY CORPORATION
Date: August 6, 2009	By:	/s/ MICHAEL C. CREWS
Michael C. Crews
Executive Vice President and Chief Financial Officer

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